As filed with the Securities and Exchange Commission on September 1, 2006.
1933 Act File No. 333-[       ]
1940 Act File No. 811-[_____]

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ AMENDMENT NO.

Kayne Anderson Canadian Energy
Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
1100 Louisiana St., Suite 4550
Houston, Texas 87002
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (713) 493-2000

David J. Shladovsky, Esq.
KA Fund Advisors LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq.	John A. MacKinnon, Esq.
Paul, Hastings, Janofsky & Walker LLP	Sidley Austin LLP
55 Second Street, 24th Floor	787 Seventh Avenue
San Francisco, California 94105-3441	New York, New York 10019
(415) 856-7000	(212) 839-5300

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
     It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Proposed
		Maximum	Proposed
	Amount Being	Offering	Maximum Aggregate	Amount of
Title of Securities Being Registered	Registered	Price Per Unit	Offering Price(1)	Registration Fee
Common Stock, $0.001 par value per share	40,000	$25.00	$1,000,000	$107.00

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

PART A
PROSPECTUS OF
REGISTRANT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated                     , 2006
PROSPECTUS
Shares
(KAYNE ANDERSON CANADIAN ENERGY INCOME FUND LOGO)
Common Stock
$25.00 per share

     Investment Objective. We are a non-diversified, closed-end investment company with no operating history. Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing at least 80% of the aggregate of our net assets and borrowings (our “total assets”) in securities of energy-related Canadian royalty and other income trusts, which we define as “Canadian Trusts.”
     The Canadian Trusts in which we will invest will principally be Oil and Gas Trusts, Infrastructure Trusts and Alternative Energy Trusts. Oil and Gas Trusts engage in the acquisition, development and production of natural gas and crude oil. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Alternative Energy Trusts own interests in hydroelectric, cogeneration, wind power and biofuels facilities. We may also invest in securities of other companies based in North America that are generally engaged in the same lines of business as those in which Canadian Trusts engage (“Other Energy Companies”, and together with Canadian Trusts, “Energy Companies”).
     The income trust structure was developed to facilitate cash distributions to investors on a tax-efficient basis. Under Canadian tax laws, an income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities.
     Our common stock has no history of public trading. Shares of closed-end investment companies frequently trade at discounts to their net asset value. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering. This risk may be greater for investors who expect to sell their common stock in a relatively short period after completion of the public offering. Our common stock is expected to be approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of official issuance, under the symbol “KCF”.
     Investment Adviser. We will be managed by KA Fund Advisors, LLC (or “KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a leading investor in both public and private Energy Companies. As of July 31, 2006, Kayne Anderson managed approximately $5.4 billion, including $4.4 billion in the securities of Energy Companies.
(continued on following page)
     Investing in our common stock may be speculative and involves a high degree of risk and should not constitute a complete investment program. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page [ ] of this prospectus.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total (1)
Public Offering Price		$25.000	$
Sales Load (2)	$		$
Proceeds, Before Expenses, To Us (3)	$		$

(1)	The underwriters also may purchase up to an additional shares at the public offering price, less sales load, within 45 days from the date of this prospectus to cover over-allotments. If all such shares are purchased, the total public offering price will be $ , the total sales load will be $ and the total proceeds, before expenses, to us will be $ .

(2)	[The aggregate compensation to the underwriters will be $ , which will consist of $ sales load and $ of structuring fees]. See “Underwriting.”

(3)	We estimate that we will incur approximately $[ ] in expenses in connection with this offering.
The underwriters expect to deliver the shares to purchasers on or about         , 2006.

[ ]	[ ]	[ ]
, 2006

(continued from previous page)
     Investment Policies. Under normal market conditions, we will invest at least 80% of our total assets in securities of Canadian Trusts. We will invest principally in equity securities such as common units, common stocks, preferred stocks, convertible securities, warrants, and depository receipts traded on one or more of the U.S. or Canadian exchanges. We may also invest in debt securities of Energy Companies. We may invest up to 25% of our total assets in unregistered or otherwise restricted securities of Energy Companies. We will not invest more than 15% of our total assets in any single issuer. We will not invest directly in commodities.
     We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other forms of borrowing, in an aggregate amount of up to approximately 33 1/3% of our total assets. There is no assurance that we will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock may be reduced by the fees and issuance costs of any financial leverage. We do not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. We anticipate that we will invest the majority of the net proceeds of the offering within three months, and may thereafter use financial leverage. See “Use of Financial Leverage — Effects of Leverage” on page [ ], “Risk Factors — Leverage Risk” on page [ ], and “Description of Stock” on page [ ].
     Shares of our common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

     This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated         , 2006, containing additional information about us, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our statement of additional information, the table of contents of which is on page [ ] of this prospectus, by calling (877) 657-3863, by accessing our web site (www.kayne___.com), or by writing to us. You may also obtain copies of these documents (and other information regarding us) from the Securities and Exchange Commission’s web site (http://www.sec.gov).
     Through and including                                         , 2006 (the 25th day after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY
     This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock. You should carefully read the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page [ ], and our statement of additional information. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Canadian Energy Income Fund, Inc.; “KAFA” and our “investment adviser” refer to KA Fund Advisors, LLC; “KACALP” refers to Kayne Anderson Capital Advisors, L.P. and its predecessor; “Kayne Anderson” refers to KAFA and KACALP; “Canadian Trusts” refers to energy-related Canadian royalty and income trusts; “Other Energy Companies” refer to energy-related businesses other than Canadian Trusts that (i) are involved in the acquisition, development and production of natural resources, including natural gas, crude oil and coal, (ii) operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or (iii) own interests in hydroelectric, cogeneration, wind power and biofuels facilities; “Energy Companies” refer to Canadian Trusts and Other Energy Companies collectively; and “dollars” and “$” refer to United States dollars. All financial information in this prospectus is presented in U.S. dollars, unless specifically indicated otherwise. Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.
Kayne Anderson Canadian Energy Income Fund
     We are a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with no operating history. We were formed as a Maryland corporation on November 1, 2005 and will conduct business as Kayne Anderson Canadian Energy Income Fund. Our principal office is located at 1100 Louisiana St., Suite 4550, Houston, Texas 77002, and our telephone number is (877) 657-3863.
The Offering
     We are offering                                         shares of common stock at $25.00 per share through a group of underwriters (the “Underwriters”) led by [                    ]. The shares of common stock are called “common stock” in the rest of this prospectus. You must purchase at least 100 shares of common stock ($2,500) in order to participate in this offering. We have given the Underwriters an option to purchase up to                                         additional shares of common stock to cover over-allotments. See “Underwriting” on page [ ].
Investment Objective
     Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Canadian Trusts. In addition to Canadian Trusts, we will also invest in the securities of Other Energy Companies based in North America that are generally engaged in the same lines of business as those in which Canadian Trusts engage. No assurance can be given that our investment objective will be achieved. See “Kayne Anderson Canadian Energy Income Fund — Investment Objective” on page [ ].
     The income trust structure was developed to facilitate cash distributions to investors on a tax-efficient basis. Under Canadian tax laws, an income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The entities in which we will invest will be predominantly Oil and Gas Trusts, as well as Infrastructure Trusts and Alternative Energy Trusts.
     Oil and Gas Trusts. Oil and Gas Trusts engage in the acquisition, development and production of natural gas and crude oil. These trusts generally seek to establish, maintain or expand their reserves through development drilling activities and/or acquisitions of producing companies or proven oil and gas reserves. Such investments and acquisitions are funded through internally generated cash-flow, the issuance of debt and additional equity. Successfully replacing reserves enables Oil and Gas Trusts to offset natural production declines and maintain cash distribution levels. Unlike oil and gas exploration and production companies, Oil and Gas Trusts generally do not engage in exploration activities that require substantial capital expenditures and carry a greater risk of drilling unproductive wells, or dry holes. To mitigate commodity price risks, many Oil and Gas Trusts regularly engage in oil and gas hedging strategies.
     Infrastructure Trusts. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Services provided by Infrastructure Trusts relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Infrastructure Trusts relating to crude oil include the gathering, transportation, storage and terminalling of crude oil. Services provided by Infrastructure Trusts relating to refined petroleum products include the transportation, storage and terminalling of products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Infrastructure Trusts may also operate ancillary businesses, including the marketing of the products and logistical services.
     Alternative Energy Trusts. Alternative Energy Trusts own assets used to generate energy in forms other than oil and gas, including interests in hydroelectric, cogeneration, wind power and biofuels facilities. A hydroelectric facility generates electricity from moving water. Cogeneration is the simultaneous production of electricity and thermal energy such as hot water or steam from a single fuel source, such as natural gas. Wind power is the conversion of wind energy into electricity using wind turbines. Biofuel is any fuel that is derived from biomass, which is organic matter that is burned in an incinerator and converted into combustible gas.
Investment Policies
     Under normal market conditions:
•	We will invest at least 80% of our total assets in securities of Canadian Trusts. We will provide stockholders with sixty (60) days’ notice prior to effecting any change to this policy.

•	We will invest principally in equity securities such as trust units, common stocks, preferred stocks, convertible securities, warrants and depository receipts traded on one or both of the Canadian and U.S. exchanges.

•	We may invest up to 20% of our total assets in debt securities of Energy Companies, provided that such debt securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency or (b) with respect to up to 5% of our total assets, unrated.

•	We may invest up to 25% of our total assets in Energy Company securities that are unregistered in the public trading market of the country where the Energy Company is located or are otherwise restricted securities. We will invest not more than 10% of our total assets in securities of privately held companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.
     The percentage limitations applicable to our portfolio described in this prospectus apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. We will invest in companies based in North America, primarily in Canada. We will invest in companies of any market capitalization.
     We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other forms of borrowings (each a “Leverage Instrument” and collectively, “Leverage Instruments”) in an aggregate amount of up to approximately 33 1/3% of our total assets, which includes assets obtained through such financial leverage. See “Use of Financial Leverage” on page [ ] and “Risk Factors — Leverage Risk” on page [ ].
     We may use derivative investments to hedge against interest rate, currency and market risks. We may engage in various interest rate hedging transactions, including buying or selling options or entering into other transactions including forward contracts, swaps and other derivatives transactions. In particular, to the extent that we use financial leverage, we expect to utilize hedging techniques such as swaps and caps on a portion of our leverage to mitigate potential interest rate risk. We may also engage in certain transactions intended to hedge our exposure to currency risks due to Canadian dollar denominated investments in Canadian Trusts. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies” and “Kayne Anderson Canadian Energy Income Fund — Investment Policies.”
     We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) call options on the securities of Energy Companies or related indices; purchase call options or enter into swap contracts to increase our exposure to Energy Companies; or sell securities short. Our use of “uncovered” call options (i.e., where we do not own the underlying security or index) and “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such uncovered call and short sale positions does not exceed 15% of our total assets, and (ii) at the time of entering into any such uncovered calls or short sales, the market value of all such uncovered call and short sale positions immediately following such transaction does not exceed 10% of our total assets. See “Risk Factors – Short Sales Risk” on page [ ].
Comparison with Direct Investments in Canadian Trusts
     We seek to provide an efficient vehicle for investing primarily in a portfolio of Canadian Trusts. We believe that we provide a number of portfolio and tax features that would not be available from a direct investment in Canadian Trusts, including the following:
•	An investment in us offers access to a number of Canadian Trusts, providing diversification within the North American energy sector through a single professionally-managed investment vehicle;

•	Kayne Anderson has proprietary research and research models on which it relies when making investment decisions;

•	We expect to have access to securities issued in initial public offerings and follow-on offerings. These securities may offer the potential for increased returns;

•	We may invest up to 25% of our total assets in restricted securities for which no public trading market exists. Direct placements offer the potential for increased returns, but are typically only available to a limited number of institutional investors such as us; and

•	For tax reporting purposes each of our stockholders will receive a single U.S. Form 1099, rather than a Canadian NR4 information slip, U.S. Form 1099 or U.S. Schedule K-1 from each investment as would be the case if a stockholder invested directly.

     As is the case for direct U.S. investors in Canadian Trusts, our U.S. investors will receive a U.S. income tax credit with respect to Canadian tax withholding we incur, provided that we satisfy the requirements to pass-through our foreign tax credit, as discussed later.
Investment Adviser
     We will be managed by KAFA, an affiliate of KACALP, a leading investor in both public and private Energy Companies. KAFA, a recently formed entity [registered under the Investment Advisers Act of 1940], is operated by senior professionals of KACALP. Since 1984, KACALP has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process (where estimated total returns and yields are quantified in light of associated risks). Its investment strategies seek to identify and exploit investment niches that it believes are less understood and generally not followed by the broader investor community. As of July 31, 2006, KACALP managed approximately $5.4 billion, including approximately $300 million in the publicly traded securities of Canadian Trusts and $4.1 billion in Other Energy Companies. Through its energy-related private investing activities, KACALP has invested approximately $500 million, and has committed approximately an additional $300 million for investment, in crude oil and natural gas exploration and production businesses in North America. We believe that KACALP’s market knowledge, experience and industry relationships will enable it to identify and capitalize on investment opportunities in Canadian Trusts and other Energy Companies.
     We have agreed to pay KAFA, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.25% of our average monthly total assets. During the first and second years of our investment activities (from                                         , 2006 until                                          , 2007 and from                                         , 2007 until                                          , 2008), KAFA has contractually agreed to waive or reimburse us for fees and expenses in an amount equal on an annual basis to 0.25% and 0.125%, respectively, of our average monthly total assets. See “Kayne Anderson Canadian Energy Income Fund — Investment Philosophy” on page [ ] and “Management — Investment Adviser” on page [ ].
Closed-End Structure
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

     Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with this initial offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.
Market Price of Our Common Stock
     The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. Also, our net asset value will be reduced immediately following this offering by the underwriting discount and our organizational expenses and offering costs. In addition to net asset value, the market price of our common stock may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, liquidity and market supply and demand. See “Risk Factors,” “Description of Stock” and “Our Structure; Common Stock Repurchases and Change In Our Structure.” Our common stock is designed primarily for long-term investors and you should not purchase our common stock if you intend to sell it shortly after purchase.
Dividends
     Commencing with our initial dividend, we intend to make regular quarterly cash distributions to our common stockholders. Such dividends will be authorized by our Board of Directors and declared by us out of funds legally available therefor. We expect to pay our initial dividend on or about ___, 2007.
     We expect that most of the cash payments we receive from our investments will constitute investment company taxable income. The balance will be return of capital from such investments. We cannot predict how much of our investment company taxable income will be included in the distribution we make for any given quarter. However, we intend to pay to common stockholders on an annual basis at least 90% of our investment company taxable income. Distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital. To permit us to maintain a more stable quarterly distribution rate, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value. See “Dividends” on page [ ].
Dividend Reinvestment Plan
     We have a dividend reinvestment plan for our common stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then our common stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically elect to receive cash dividends. Common stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan” on page [ ].
Tax Treatment of the Company
     We intend to elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. See “Tax Matters” for a more complete discussion of our qualification as a RIC.

Tax Treatment of Common Stock Distributions
     We expect that any taxable distributions paid on the common stock will consist of (i) qualified dividend income from domestic and qualified foreign corporations that under current law is eligible for a reduced federal income tax rate (maximum 15%) for taxable years beginning on or before December 31, 2010 if certain holding periods are met, which we refer to as “qualified dividend income,” (ii) net capital gains (net long-term capital gains in excess of net short-term capital losses) properly designated by us as capital gain dividends, and (iii) ordinary dividends, which are composed of distributions of investment company taxable income other than qualified dividend income or net capital gains, including non-qualified dividend or interest income, net short-term capital gains in excess of long-term capital losses, operational income from partnership investments, and income from certain hedging and interest rate transactions. For taxable years beginning on or before December 31, 2010, common stockholders who are U.S. individuals will be subject to U.S. federal income tax at a maximum capital gains rate of 15% for qualified dividend income and capital gain dividends and at a maximum ordinary income rate of 35% on ordinary dividends. We expect that the dividend distributions attributable to the Canadian Trust equity securities will be treated as qualified dividend income. The income attributable to our interest in partnerships will not be treated as qualified dividend income. Although we expect that a significant portion of our taxable distributions will consist of qualified dividend income, we cannot assure you as to what percentage of the distributions paid on the common stock, if any, will consist of qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. See “Risks Factors — Tax Risks.”
     We will be subject to certain Canadian income taxes but the foreign tax credit for payment of those taxes is expected to flow-through to our common stockholders to apply against their U.S. federal income tax payable on foreign source income, including our income attributable to Canadian Trusts. In order for the foreign tax credit to flow-through to our stockholders for a given taxable year, we must make an affirmative election, satisfy certain distribution requirements applicable to RICs, and have more than 50% of the value of our total assets at the close of such taxable year consisting of stock or securities of foreign corporations. This flow-through election will allow stockholders to utilize their allocable shares of the foreign tax credits to offset part or all of their U.S. federal income tax on foreign source income. See “Tax Matters.”
Risk Considerations
     We face many risks related to the energy industry, our business and our structure, including but not limited to the energy industry, our lack of an operating history and dependence on our investment adviser’s senior personnel. We face risks related to our investments in the energy industry because the revenues, income, losses and valuations of Energy Companies, including Canadian Trusts, can fluctuate suddenly and dramatically. A decrease in the production or demand of natural gas, natural gas liquids, crude oil, coal or other energy commodities may adversely impact prices of such commodities, and therefore, the financial performance of Energy Companies. There are risks associated with investments in restricted securities, which may be difficult to value and difficult to dispose of either in a timely manner or for a reasonable price. Investing in non-U.S. companies involves certain risks not involved in domestic investments, including economic and political risk and fluctuations in currency exchange rates. Moreover, there are certain tax risks associated with the Canadian Trusts, including changes to Canadian tax legislation. The operations of Energy Companies are subject to many hazards resulting from natural disasters or acts of terrorism.
     Our equity investments may decline in value and the debt securities in which we invest are subject to credit and reinvestment risk. To the extent we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. We may use derivatives, which may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. We may also engage in short sales, which creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. Our portfolio will be actively managed, and our investment adviser may not make investment decisions for us that will enable us to achieve our investment objective.
     We will compete for investments with others who may have greater resources. Our investment adviser and its personnel will provide services to other investors and funds, which could limit their services to us and limit our investment opportunities. If we require additional capital in order to take advantage of an investment opportunity, we may not be able to pursue that opportunity if we cannot obtain such additional capital through financial leverage on terms acceptable to us. Certain of our investments may be difficult to value. We will be subject to a corporate income tax if we are unable to qualify as a RIC.
     Additionally, there are risks related to this offering and our common stock. There may be delays in investing the proceeds of this offering. We may not be able to pay dividends on our common stock, or they may not grow. We face tax risks that can adversely affect our common stockholders. An investment in our shares is not intended for short-term investors. Our future offerings of securities or instruments could dilute common stockholders and be senior to them for dividends and liquidation. A regular trading market for our common stock may not develop, and the price may be volatile. Shares of closed-end investment companies may trade at a discount from net asset value.
     See “Risk Factors” beginning on page [ ] and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Listing
     Our common stock is expected to be approved for listing on the NYSE, subject to notice of official issuance, under the symbol “KCF.”
Other Service Providers
     [________] will act as custodian of our securities and other assets. See “Custodian” on page [ ]. [________] will act as our transfer agent and dividend paying agent. See “Transfer Agent and Dividend-Paying Agent” on page [ ]. [________] will provide us with certain administrative services. See “Administrator” on page [ ]. [________] will act as our fund accountant. See “Fund Accountant” on page [ ].

FEES AND EXPENSES
     The following table assumes the use of Leverage Instruments in an amount equal to 33 1/3% of our total assets (after their issuance) and shows our expenses as a percentage of net assets attributable to our common stock.

Stockholder Transaction Expenses:
Sales Load Paid by You (as a percentage of offering price)(1)	[ ]	%
Offering Expenses Borne by Us (as a percentage of offering price)	[ ]	%
Dividend Reinvestment Plan Fees(2)	None
Percentage of Net Assets Attributable to Common Stock
(Assumes Leverage Instruments are Used)(4)

Annual Expenses:
Management Fees	[ ]	%
Leverage Costs(3)	[ ]	%
Other Expenses(5)	[ ]	%
Total Annual Expenses	[ ]	%
Less Fee and Expense Reimbursement (Year 1)(6)	([ ]	)%
Net Annual Expenses	[ ]	%

(1)	Kayne Anderson has agreed to pay [ ] to [ ] and [ ]. See “Underwriting.”

(2)	You will pay brokerage charges if you direct [ ], as agent for our common stockholders (the “Plan Agent”), to sell your common stock held in a dividend reinvestment account.

(3)	If we use Leverage Instruments, the offering expenses to be borne by us in connection with the issuance of leverage, estimated to be 1.0% of the total dollar amount of the leverage, and the ongoing costs associated with such leverage (such as interest expenses or dividend payments), estimated to be 5.25% of such leverage, will be borne by our common stockholders and result in a reduction of the net asset value of our common stock. Leverage Costs in the table, expressed as a percentage of our net assets, reflect such estimated offering expenses and ongoing annual leverage costs.

(4)	The table presented below in this footnote estimates what our annual expenses would be stated as percentages of our net assets attributable to common stock. This table assumes we issue the same number of shares of common stock, but unlike the table above, assumes that no Leverage Instruments are used by us. This will be the case, for instance, in the period prior to our expected use of Leverage Instruments. In accordance with these assumptions, our expenses would be estimated to be as follows:
Percentage of Net Assets Attributable to Common Stock
(Assumes No Leverage Instruments are Used)

Annual Expenses:
Management Fees(6)	[ ]	%
Other Expenses(5)	[ ]	%
Total Annual Expenses	[ ]	%
Less Fee and Expense Reimbursement (Year 1)(6)	[( )]	%
Net Annual Expenses	[ ]	%

(5)	The costs of this offering are not included in the expenses shown in this table.

(6)	During the first and second years of our investment activities (from , 2006 until , 2007 and from , 2007 until , 2008), KAFA has contractually agreed to waive or reimburse us for fees and expenses in an amount equal on an annual basis to 0.25% and 0.125%, respectively, of our average monthly total assets. Management fees and waivers are expressed as a percentage of net assets in the table. Because holders of any Leverage Instruments do not bear management fees and other expenses, the cost to stockholders increases as leverage increases.
     The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we issue $[          ] in common stock. See “Management” on page [ ] and “Dividend Reinvestment Plan” on page [ ].

     The following example illustrates the expenses (including the underwriting discount of [      ]% or $[      ] per share of common stock, estimated offering expenses of this offering of $[      ], or $[      ] per share of common stock, and the estimated offering costs of issuing Leverage Instruments assuming we issue Leverage Instruments representing 33 1/3% of our total assets (after their issuance) of approximately $[      ] per share of common stock) that you would pay on a $1,000 investment in our common stock, assuming total annual expenses of [      ]% in year 1, [      ]% in year 2, and [      ]% in the years thereafter, of net assets attributable to our common stock and a 5% annual return, as required by Securities and Exchange Commission (“SEC”) regulations:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]
     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that we do not use any leverage, an investor would pay the following expenses based on the assumptions in the example: 1 Year, $[ ]; 3 Years, $[ ]; 5 Years, $[ ]; and 10 Years, $[ ].
     The example assumes the waiver or reimbursement of fees and expenses of 0.25% on an annual basis of our average monthly total assets in year one, and 0.125% on an annual basis of our average monthly total assets in year two. KAFA has not agreed to reimburse us for any year beyond the second year.

USE OF PROCEEDS
     The net proceeds of this offering will be approximately $                                            ($                                           if the underwriters exercise the over-allotment option in full) after payment of the offering costs of $[        ] and the deduction of the underwriting discount. Our net asset value will be reduced immediately following the offering by the amount of the underwriting discount and organizational and offering expenses paid by us. We will invest the net proceeds of the offering in accordance with our investment objective and policies as stated in this prospectus.
     We currently anticipate that we will be able to invest primarily in equity securities that meet our investment objective and policies within three months after the completion of this offering, and we may thereafter use financial leverage. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. As a result, the return on our common stock during the ramp up of our investment operations is expected to be lower than when we are fully invested in accordance with our investment objective and policies.

FORWARD-LOOKING STATEMENTS
     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and factors outlined in our statement of additional information. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.
     The forward-looking statements contained in this prospectus include statements as to:
•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status and the tax status of the Energy Companies in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the Energy Companies in which we intend to invest.
     We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us and statements made in connection with initial public offerings such as this.

RISK FACTORS
General
     Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase our common stock. For additional information about the risks associated with investing in our common stock, see “Investment Objective and Policies” and “Investment Policies and Techniques” in our statement of additional information.
Canadian Trust and Other Energy Company Risk
     We will invest primarily in Canadian Trusts, as well as other Energy Companies, which are subject to certain special risks, including the following:
     Commodity Pricing Risk. The return on our investments in Energy Companies will be dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
     Depletion Risk. Canadian Trusts and certain other Energy Companies have naturally depleting assets. As a result, in order to maintain or grow their revenues, such Energy Companies or their customers need to maintain or expand their reserves through new sources of supply, the development of existing sources or acquisitions. If Energy Companies are unable to acquire additional reserves sufficient to offset the natural decline, or if they are unable to find additional reserves through exploration or exploitation of their properties, the financial performance of Energy Companies may be adversely affected.
     Reserve Risk. The accuracy of any reserve estimate is a function of the quality of available data, engineering, geological interpretation and judgment and assumptions made regarding quantities of recoverable reserves and commodity prices. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, production development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserve estimates and future net cash flow being materially different from the estimates in reserve reports. In addition, results of drilling, testing and production and changes in crude oil and natural gas prices after the date of these reserve estimates may result in downward revisions to the reserve estimates. Some reserve estimates are made without the benefit of a lengthy production history, which are less reliable than estimates based on a lengthy production history. Future performance that deviates significantly from the reserve reports could have a material adverse effect on a given Energy Company’s financial position and results of operations.
     Cash Distribution Risk for Income Trusts. Because the structure of income trusts is designed to facilitate cash distributions, a substantial portion of our total investment returns is expected to be derived from cash distributions received on our investments in income trusts. The amounts of cash distribution from income trusts in which we invest are not fixed and will vary based upon various factors, including the operating performance and financial condition of the income trust, the condition of equity markets generally, commodity prices, general economic conditions and other factors. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Company has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.
     Interest Rate Risk. Rising interest rates could cause the yield of our common stock to be less attractive to investors. Moreover, the prices of equity and debt securities of Energy Companies we expect to hold in our portfolio are susceptible in the short-term to decline when interest rates rise. Accordingly, the market price of our common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. In addition, the costs associated with our anticipated use of leverage are likely to increase when interest rates rise.
     Acquisition Risk. The ability of Energy Companies to maintain or grow their businesses, to maintain or increase distributions to their equity holders and, where applicable, repay their debt holders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or are outbid by competitors, their future growth will be limited and their ability to repay their debt holders and to make distributions may be weakened.

     Supply and Demand Risk. A decrease in the production of, or a sustained decline in demand for, natural gas, natural gas liquids, crude oil, coal or other energy commodities may adversely impact the financial performance of Energy Companies. Energy Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. The power generated by electric generation facilities is typically sold to a small number of large utilities. If any of these customers was unable to fulfill its contractual obligations under the power purchase agreement, distributable cash flow could decline.
     Power Generation Risk. For Canadian Trusts with hydroelectric generation facilities or wind generation assets, the performance of these facilities will be partially dependent on available water flows or on the amount and velocity of wind blowing through the appropriate generation facilities, as applicable. Lower than anticipated water and wind levels could reduce power output from these facilities which could lead to diminished revenues and distributable cash flows.
     Operational Risk for Income Trusts. In many circumstances, the income trusts in which we may invest may have limited operating histories, and there are certain tax risks associated with the Canadian income trusts in which we may invest (see “Tax Risks — Canadian Income Trusts Tax Risks”). In addition, the value of income trust securities in which we invest will be influenced by factors that are not within our control, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.
     Liability Risk for Income Trusts. Canadian limited liability protection laws with regard to Canadian income trusts are generally determined by the domicile of the income trust. Certain Canadian provinces have passed legislation limiting the liability of investors in Canadian income trusts while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, however, the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in income trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the income trust over and above the net underlying assets of the income trust. While the likelihood of an investor in a income trust domiciled in any Canadian province being held liable beyond their original investment is remote, there can be no assurance that we will have limited liability with respect to our investments in Canadian income trusts.
     Master Limited Partnership (“MLP”). An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.
     In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Additionally, holders of MLP units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them.
     Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.
     Industry Concentration Risk. Our investments will be concentrated in the energy industry. The focus of our portfolio on a specific industry may present more risks than if our portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy industry would have a larger impact on us than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the energy industry will lag the performance of other industries or the broader market as a whole.
     Affiliated Party Risk. Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy its payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions.
     Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the exploring, developing, producing, transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition.

No Operating or Trading History
     We are a non-diversified, closed-end investment company and have no operating or public trading history. Being a recently organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
Market Discount From Net Asset Value Risk
     Shares of closed-end investment companies frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of our common stock will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends or distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond the control of us, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the initial public offering price.
Risks Associated with an Investment in Non-U.S. Companies
     Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
     Non-U.S. Currency Risk. Because we intend to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.
     Currency Hedging Risk. We may in the future hedge against currency risk resulting from investing in non-U.S. Energy Companies valued in non-U.S. currencies. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Kayne

Anderson’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. The use of hedging transactions may result in us incurring losses as a result of matters beyond our control. For example losses may be incurred because of the imposition of exchange controls, suspension of settlements or our inability to deliver or receive a specified currency.
Investment and Market Risk
     An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the publicly traded securities in our portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest will affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such.
Tax Risks
     In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the U.S. federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.
     We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or net long-term capital gains or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and net long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2010.
     Canadian Trusts Tax Risks. There are certain tax risks associated with the Canadian trusts in which we may invest. These tax risks include the possibility that Canadian taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain Canadian trusts, or challenge our treatment of the Canadian Trusts in which we invest as corporations for tax purposes. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of our investments, as well as on the after-tax income available for distribution by the Canadian trusts, which in turn would reduce the cash available to us for distribution to common stockholders. Also, there can be no assurance that future changes to Canadian tax laws or tax rules would not adversely affect our investments in Canadian Trusts or the value of our common stock.
     Failure to Qualify as a Regulated Investment Company. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. In such case, distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (for taxable years beginning on or before December 31, 2010), or (ii) for the dividends-received deduction in the case of corporate stockholders. See “Tax Matters — Qualification as a RIC” on page [ ].
     Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact our common stockholders. For example, new legislation could negatively impact the amount and tax characterization of dividends received by our common stockholders.
Interest Rate Hedging Risk
     We may in the future hedge against interest rate risk resulting from our leveraged capital structure and our portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to Kayne Anderson’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that Kayne Anderson’s judgment in this respect will be accurate. Depending on the state of interest rates in general, our use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of our common stock. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.
Delay in Use of Proceeds
     Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments, particularly those in unregistered or otherwise restricted securities, may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. We anticipate that we will be fully invested in accordance with our investment objective within three months after the completion of the offering. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. Income received by us from these securities would likely be less than returns sought pursuant to our investment objective and policies. As a result, the return on our common stock in the first year of our investment operations is expected to be lower than when we are fully invested in accordance with our investment objective and policies. See “Use of Proceeds” on page [ ].
Equity Securities Risk
     The equity securities of the Energy Companies in which we invest may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of our Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.
Small-Cap and Mid-Cap Company Risk

     Certain of the Energy Companies in which we may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies respectively). Investing in the securities of small-cap or mid-cap Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of these Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap or mid-cap company securities may not be widely followed by the investment community, which may result in reduced demand.
Leverage Risk
     Although our use of leverage may create an opportunity for increased returns for our common stock, it also results in additional risks and can magnify the effect of any losses. If the income and gains from the investments purchased with leverage, net of increased expenses associated with such leverage, do not cover the cost of such leverage, the return to our common stock will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be used or will be successful. Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends paid on the preferred stock may reduce the returns to our common stockholders or result in fluctuations in the dividends paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.
     The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of shares of preferred stock, constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by us under a leverage borrowing program are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, we may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in our being subject to covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred stock or other Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.
     While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.
     Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Stock — Preferred Stock” on page [ ].
Liquidity Risk

     Although the equity securities of the Energy Companies in which we invest generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, we may be one of the largest investors in certain sub-sectors of the Energy Company sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.
     We also expect to invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
     We expect our investments in restricted securities to include investments in private companies. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.
Non-Diversification Risk
     We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.
Valuation Risk
     Market prices may not be readily available for certain of our investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value.
     Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. See “Net Asset Value” on page [ ].
Portfolio Turnover Risk

     We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Kayne Anderson Canadian Energy Income Fund — Investment Practices — Portfolio Turnover” on page [ ].
Derivatives Risk
     We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.
     We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline.
     We may also write uncovered call options (i.e., where we do not own the underlying security or index) to a limited extent. Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise further, thereby exacerbating the loss.
     The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. If we were unable to close out an uncovered call option that we had written on a security, we retain the risk of a price increase in the underlying security until we purchase the security or the option expires without exercise.
     Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.
     We intend to segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, will not exceed 33 1/3% of our total assets. In addition, such transactions and other use of Leverage Instruments by us will be subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of such Leverage Instruments. In other words, the principal amount of such Leverage Instruments may not exceed 33 1/3% of our total assets.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.
Short Sales Risk
     Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.
     Our obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on our collateral deposited with such broker-dealer.
Inflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and dividends can decline.
Management Risk
     Our portfolio is subject to management risk because it will be actively managed. Kayne Anderson will apply investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.
Terrorism/Market Disruption Risk
     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding such events may affect Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
Debt Securities Risks

     Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.
     Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
     Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B— to BB+ by Fitch Ratings or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.
     In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest.
     For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies and Techniques” in our statement of additional information. For a description of the ratings categories of certain rating agencies, see Appendix A to our statement of additional information.
     Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.
Dependence on Key Personnel of Kayne Anderson
     We are dependent upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we will depend on the diligence, skill and network of business contacts of our portfolio managers, who will evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser” on page [ ]. We will also depend on the senior management of Kayne Anderson. The departure of either of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.
Conflicts of Interest of Kayne Anderson
     Conflicts of interest may arise because Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, our Directors and officers have a fiduciary obligation to act in our best interest.
     Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in Energy Companies, certain employees of Kayne Anderson may become aware of actions planned by Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Company securities.
     Kayne Anderson manages two closed-end investment companies registered under the 1940 Act, Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund (“KYE”), as well as several private investment funds (“Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.
     Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, including Affiliated Funds, in which we will have no interest. Investment decisions for us are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.
     KAFA is operated by senior professionals of KACALP. These senior professionals may at some time in the future, manage other investment funds with the same or a similar investment objective as ours. Our investment opportunities may be limited by investment opportunities in Energy Companies that Kayne Anderson is evaluating for Affiliated Funds. To the extent a potential investment is appropriate for us and one or more Affiliated Funds, Kayne Anderson will need to fairly allocate that investment to us or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for us in which we cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, we and our affiliates, including Affiliated Funds, are generally precluded from co-investing in private placements of securities. To the extent we are precluded from co-investing, Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us.
     The management fee payable to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee will participate in the valuation of our securities. See “Net Asset Value” on page [ ].
Certain Affiliations
     We and Kayne Anderson are affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of the initial public offering of our common stock, we will be precluded from effecting principal transactions with brokers who are members of the syndicate. KA Associates, Inc. may be a member of the selling group of this offering. See “Underwriting” on page [ ].
Anti-Takeover Provisions
     Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Stock” on page [ ].

DIVIDENDS
     Commencing with our initial dividend, we intend to make regular quarterly cash distributions to our common stockholders. Such dividends will be authorized by our Board of Directors and declared by us out of funds legally available therefor. We expect to pay our initial dividend on or about ___, 2007. There is no assurance that we will continue to pay regular dividends or that we will do so at a particular rate.
     We expect that only a portion of the cash payments we receive from our investments will constitute investment company taxable income. The balance will be return of capital from such investments. We cannot predict how much of our investment company taxable income will be included in the distribution we make for any given quarter. However, we intend to pay to common stockholders on an annual basis at least 90% of our investment company taxable income. Quarterly distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital.
     Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable quarterly distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.
     A portion of our dividends may consist of a return of investors’ capital and would be treated as such for U.S. federal income tax purposes. See “Tax Matters” on page [ ].
     The 1940 Act generally limits our long-term capital gain distributions to one per year, although under some circumstances Section 19(b) and Rule 19b-1 of the 1940 Act allow us up to three distributions per year that we may designate in whole or in part as capital gain distributions. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of income). We intend to apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may issue in accordance with such shares’ terms. We cannot assure you that the requested relief will be granted by the SEC in a timely manner, if at all.
     Unless you elect to receive your common stock dividends in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan. See “Dividend Reinvestment Plan” on page [ ].

KAYNE ANDERSON CANADIAN ENERGY INCOME FUND
About Us
     Kayne Anderson Canadian Energy Income Fund, Inc. is a non-diversified, closed-end investment company registered under the 1940 Act, formed as a Maryland corporation on November 1, 2005 and will conduct business as Kayne Anderson Canadian Energy Income Fund. We have no operating or public trading history. Our principal office is located at 1100 Louisiana St., Suite 4550, Houston, Texas 77002, and our telephone number is (877) 657-3863.
Investment Objective
     Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Canadian Trusts. In addition to Canadian Trusts, we will also invest in the securities of Other Energy Companies based in North America that are generally engaged in the same lines of business as those in which Canadian Trusts engage. No assurance can be given that our investment objective will be achieved. The income trust structure was developed to facilitate cash distributions to investors on a tax-efficient basis. Under Canadian tax laws, an income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The entities in which we will invest will be predominantly Oil and Gas Trusts, as well as Infrastructure Trusts and Alternative Energy Trusts, as described in “— Description of Canadian Trusts” on page [ ] .
     Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that we will achieve our investment objective. Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. Also, we may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, currency or market risks. For a more complete discussion of our portfolio composition, see “— Portfolio Composition” on page [ ].
Investment Thesis
     We believe that investments in Canadian Trusts and Other Energy Companies provide attractive investment opportunities for several reasons, including the following:
     Energy Demand Outpacing Supply. The Energy Information Administration (“EIA”), a statistical agency of the U.S. Department of Energy, projects that worldwide oil demand will grow 1.44% annually to 118 million barrels per day in 2030, driven by increased consumption in the transportation and industrial sectors. Natural gas is projected to be the fastest growing primary energy source worldwide, growing 2.4% annually to 182 trillion cubic feet in 2030 to meet the needs of the power generation and in the industrial sectors. Stable economic growth will fuel growing energy demand in North America (which demand is expected to grow 1.3% annually), while industrialization will fuel growth in energy demand in emerging economies such as China and India (which demand is expected to grow annually at 4.2% and 3.2%, respectively). On the supply side, oil production from sources that are not members of the Organization of Petroleum Exporting Countries (“OPEC”) is expected to grow only 1.0% annually through 2030, requiring an increase in OPEC production capacity or a drawdown of OPEC inventories to meet demand. The following charts provide projections of annual worldwide consumption of oil and natural gas, respectively, for the years indicated.

Source: EIA	Source: EIA
     Growing Importance of Canadian Resources. Canada’s crude oil reserves, at approximately 180 billion barrels, are the second largest in the world. Canada has over 55 trillion cubic feet of natural gas and, unlike the U.S., which faces declining gas production, is expected to maintain its natural gas supply through conventional production in Eastern Canada and the Mackenzie Delta, as well as through coal bed methane and unconventional production in Western Canada. We believe that Canada will become an increasingly important source of oil and natural gas for the U.S. and other worldwide regions. Already the largest source of crude oil and natural gas to the U.S., the largest consumer of energy in the world, Canadian exports of crude oil are needed to fulfill excess demand from countries where consumption significantly outstrips supply. The following charts set forth Canada’s annual exports of oil and natural gas, respectively, for the periods indicated.

Source: Canadian Association of Petroleum Producers.	Source: Canadian Association of Petroleum Producers.
     Favorable Commodity Price Environment. Increased energy demand with limited supply supports an outlook for strong commodity prices. Historically, OPEC excess capacity has varied inversely with oil prices. We believe that growth in energy demand, particularly from industrializing countries such as China and India, will keep excess capacity levels low, supporting continued strength in oil prices. In North America, strength of natural gas prices are supported by declines in conventional production, leading to other alternatives such as imported liquefied natural gas (“LNG”).
     Growth of Oil and Gas Trusts. We believe that supply-demand fundamentals are conducive to continued growth within the Oil and Gas Trust sub-sector. Oil and Gas Trusts play a crucial role in exploiting mature oil and gas basins where larger producers have little or no interest in committing additional financial capital. Additionally, we believe that the Oil and Gas Trust sub-sector has opportunities for growth in non-conventional production, such as oil sands and coal bed methane, which are expected to grow to offset declines in conventional production. At current commodity prices, Oil and Gas Trusts generally have the ability to fund both exploitation and development capital expenditures through internally generated cash. In addition, as consolidation in Canada has created significant acquisition opportunities, Oil and Gas Trusts have the ability to opportunistically make acquisitions to augment their asset bases.

     The Oil and Gas Trust sub-sector has evolved significantly over the past several years. Developments include the conversion of many traditional Canadian exploration and production companies to the trust structure, a focus on reinvesting cashflow to develop new reserves in order to maintain or grow current daily production, improved profitability, and increased consistency of cash distributions. We believe that these fundamentals, along with favorable economic supply-demand fundamentals, provide the basis for Oil and Gas Trusts to generate attractive total returns.
     Importance of Infrastructure Trusts. Infrastructure Trusts operate in businesses that are necessary for providing consumers with access to energy resources. Unlike Oil and Gas Trusts, these trusts tend to generate stable cash flows throughout economic cycles due to their fee-based business models. Because Infrastructure Trusts benefit from significant economies of scale and can expand at relatively low cost levels, small increases in energy demand can result in significant growth in their distributable cash flows. Over the last several years, Infrastructure Trusts have been active acquirors of logistics assets, mostly from major oil and gas companies. We believe the likelihood of continued acquisition activity should provide Infrastructure Trusts with additional opportunities to augment their internal growth prospects.
     Advantages of Alternative Energy Trusts. Because Alternative Energy Trusts operate in businesses that generate and sell electricity (and in some cases thermal energy) generally under fixed-price contracts, primarily to public utilities and commercial users of power, these trusts tend to generate stable cash flows throughout economic cycles. The rates charged under fixed-priced contracts generally include annual escalators tied to the consumer price index. Additional opportunities for growth include acquisitions of generating plants because Alternative Energy Trusts have cost of capital advantages over corporate purchasers due to their tax pass-through structure. We believe that acquisitions will represent an important component of Alternative Energy Trust’s ability to increase distributions.
     Canadian Trusts are Attractive Total Return Investments. Canadian Trusts provide significant cash returns with the opportunity to increase cash distributions to investors based on accretive acquisitions or higher commodity prices. For the three-year period ended July 31, 2006, the S&P/TSX Capped Energy Trust Index provided a total return of 173%. As of July 31, 2006, the companies in this index have an average dividend yield of 8.8%, before the 15% withholding tax. As of June 30, 2006, there were 58 Oil and Gas Trusts, Infrastructure Trusts and Alternative Energy Trusts listed on the Toronto Stock Exchange with an aggregate market capitalization of approximately $98 billion. The following charts show the three-year total return and current yield of the S&P/TSX Capped Energy Trust Index compared to other yield-oriented benchmark indices, respectively.

Note: Weekly data for the three-year period ended July 2006.	Note: Yield is as of July 31, 2006.
Source: Bloomberg.	Source: Bloomberg.
Comparison with Direct Investments in Canadian Trusts
     We seek to provide an efficient vehicle for investing primarily in a portfolio of Canadian Trusts. We believe that we provide a number of portfolio and tax features that would not be available from a direct investment in Canadian Trusts, including the following:
•	An investment in us offers access to a number of Canadian Trusts, providing diversification within the North American energy sector through a single professionally-managed investment vehicle;

•	Kayne Anderson has proprietary research and research models on which it relies when making investment decisions;

•	We expect to have access to securities issued in initial public offerings and follow-on offerings. These securities may offer the potential for increased returns;

•	We may invest up to 25% of our total assets in restricted securities for which no public trading market exists. Direct placements offer the potential for increased return, but are typically only available to a limited number of institutional investors such as us; and

•	For tax reporting purposes each of our stockholders will receive a single U.S. Form 1099, rather than a Canadian NR4 information slip, U.S. Form 1099 or U.S. Schedule K-1 from each investment as would be the case if a stockholder invested directly.

     As is the case for direct U.S. investors in Canadian Trusts, our U.S. investors will receive a U.S. income tax credit with respect to Canadian tax withholding we incur, provided that we satisfy the requirements to pass-through our foreign tax credit, as discussed later.
Investment Policies
     Under normal market conditions:
•	We will invest at least 80% of our total assets in securities of Canadian Trusts. We will provide stockholders with sixty (60) days’ notice prior to effecting any change to this policy.

•	We will invest principally in equity securities such as trust units, common stocks, preferred stocks, convertible securities, warrants and depository receipts traded on one or both of the U.S. and Canadian exchanges.

•	We may invest up to 20% of our total assets in debt securities of Energy Companies, provided that such debt securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency or (b) with respect to up to 5% of our total assets, unrated.

•	We may invest up to 25% of our total assets in Energy Company securities that are unregistered in the public trading market of the country where the Energy Company is located or are otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by us, or until they become freely tradable with the passage of time, and (iii) securities of privately held companies. We will not invest more than 10% of our total assets in securities of privately held companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.
     The percentage limitations applicable to our portfolio described in this prospectus apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. We will invest in companies based in North America, primarily in Canada. We will invest in companies of any market capitalization.
     We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of shares of preferred stock, commercial paper or notes and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount of up to approximately 33 1/3% of our total assets, which includes assets obtained through such financial leverage. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage Instruments will have seniority over our common stock. If we use Leverage Instruments, associated costs will be borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. We do not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective. See “Use of Financial Leverage.” Because KAFA’s management fee is based upon a percentage of our total assets, KAFA’s fee will be higher if we employ leverage. Therefore, KAFA will have a financial incentive to use leverage, which may create a conflict of interest between KAFA and our common stockholders. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.”

     We may use derivative investments to hedge against interest rate, currency and market risks. We may engage in various interest rate hedging transactions, including buying or selling options or entering into other transactions including forward contracts, swaps and other derivatives transactions. In particular, to the extent that we use financial leverage, we expect to utilize hedging techniques such as swaps and caps on a portion of our leverage to mitigate potential interest rate risk. We may also engage in certain transactions intended to hedge our exposure to currency risks due to Canadian dollar denominated investments in Canadian Trusts. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on our investment adviser’s ability to predict pertinent market movements, which cannot be assured. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies”.
     We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) call options on the securities of Energy Companies or related indices; purchase call options or enter into swap contracts to increase our exposure to Energy Companies; or sell securities short. We expect to use these strategies on a limited basis. Our paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. Our use of “uncovered” call options (i.e., where we do not own the underlying security or index) and “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such uncovered call and short sale positions does not exceed 15% of our total assets, and (ii) at the time of entering into any such uncovered calls or short sales, the market value of all such uncovered call and short sale positions immediately following such transaction shall not exceed 10% of our total assets.
     In addition to the investment strategies discussed above, the Company may engage in certain transactions intended to hedge the Company’s exposure to currency risks due to Canadian dollar denominated investments in Canadian Trusts. The Company may
Description of Canadian Trusts
     Under normal conditions, the Company intends to invest at least 80% or more of its total assets in Canadian Trusts. The market size for Canadian Trusts is significant. As of June 30, 2006, there were 58 Oil and Gas Trusts, Infrastructure Trusts and Alternative Energy Trusts listed on the Toronto Stock Exchange with an aggregate market capitalization of approximately $98 billion.
     Canadian Trust Structure. Canadian Trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The royalty trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, a royalty trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a royalty trust. The variety of businesses upon which royalty trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.
     Oil and Gas Trusts. Oil and Gas Trusts engage in the acquisition, development and production of natural gas and crude oil. These trusts generally seek to establish, maintain or expand their reserves through development drilling activities and/or acquisitions of producing companies or proven oil and gas reserves. Such investments and acquisitions are funded through internally generated cash-flow, the issuance of debt and additional equity. Successfully replacing reserves enables Oil and Gas Trusts to offset natural production declines and maintain cash distribution levels. Unlike oil and gas exploration and production companies, Oil and Gas Trusts generally do not engage in exploration activities that require substantial capital expenditures and carry a greater risk of drilling unproductive wells, or dry holes. To mitigate commodity price risks, many Oil and Gas Trusts regularly engage in oil and gas hedging strategies.
     Infrastructure Trusts. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Services provided by Infrastructure Trusts relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Infrastructure Trusts relating to crude oil include the gathering, transportation, storage and terminalling of crude oil. Services provided by Infrastructure Trusts relating to refined petroleum products include the transportation, storage and terminalling of products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Infrastructure Trusts may also operate ancillary businesses, including the marketing of the products and logistical services.
     Alternative Energy Trusts. Alternative Energy Trusts own assets used to generate energy in forms other than oil and gas, including interests in hydroelectric, cogeneration, wind power and biofuels facilities. A hydroelectric facility generates electricity from moving water. Cogeneration is the simultaneous production of electricity and thermal energy such as hot water or steam from a single fuel source, such as natural gas. Wind power is the conversion of wind energy into electricity using wind turbines. Biofuel is any fuel that is derived from biomass, which is organic matter that is burned in an incinerator and converted into combustible gas.
Investment Philosophy
     Since 1984, Kayne Anderson has managed investment assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis (where estimated total returns and yields are quantified in light of associated risks) through a disciplined investment process. It achieves this objective through a disciplined investment process that identifies niche opportunities providing a significant current income component and the potential for capital appreciation. Kayne Anderson’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, Kayne Anderson generally will look for, among other things, sound business fundamentals, a strong record of cash flow growth, a solid business strategy and a respected management team. As of July 31, 2006, Kayne Anderson manages approximately $5.4 billion in assets. KACALP serves as the investment adviser to the publicly traded diversified energy fund, Kayne Anderson Energy Total Return Fund (“KYE”), a publicly traded MLP fund, Kayne Anderson MLP Investment Company (“KYN”), and a number of private partnerships and separate accounts using multiple strategies, including structured investments, absolute rate-of-return investing, and private equity investments. Kayne Anderson’s energy investment team includes both financial professionals as well as professionals with experience consulting to the oil and gas industry providing reservoir engineering, geophysical and geological services.
     A portion of the publicly traded securities in our portfolio is expected to be comprised of a set of longer-term core holdings reflecting Kayne Anderson’s views of issuer fundamentals based on the application of the selection process described above. The balance of the portfolio’s publicly traded securities may consist of shorter-term investments reflecting Kayne Anderson’s views of the anticipated impact of near-term catalysts such as pending equity issuances, pending acquisitions, rating agency actions, research analyst commentary and other issuer-specific developments.
     Kayne Anderson has completed numerous transactions with both public and private companies in various forms, including secured debt, convertible preferred and direct equity investments. Its private equity strategy is to assist management owners of growth companies realize their full potential by providing flexible financing to help execute their expansion plans. Kayne Anderson intends to pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. It will also seek opportunities to purchase outstanding securities on favorable terms from holders who have a desire, but a limited ability, to monetize their holdings. Kayne Anderson will identify potential private investments through its dialogue with management teams, members of the financial community and energy industry participants. These investments generally include restricted public securities (such as public securities subject to a lock-up period), private securities of public companies with registration rights, private securities of public companies with no conversion or registration rights, and securities of privately held companies.
     We believe that Kayne Anderson is particularly qualified and positioned both to identify appropriate publicly traded market investment opportunities and to source and structure private investments in Energy Companies. Through its activities as an experienced investor in Energy Companies, Kayne Anderson has developed both expertise and important relationships with industry managers. We believe that this combination of knowledge and relationships will enable us to recognize and capitalize on long-term trends in the industry and to identify differences in value among individual companies. Kayne Anderson has extensive experience identifying investments in Energy Companies. In addition, Kayne Anderson is able to regularly engage in dialogue with industry participants and other large holders of Energy Company securities to better understand the capital needs of prospective portfolio companies. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies may provide us with an advantage over other potential investors with less capital to employ in the sector.
     Kayne Anderson’s investment team includes individuals with extensive technical, industry and reserve engineering experience. The technical team further distinguishes Kayne Anderson from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments. We believe this technical expertise enables Kayne Anderson to select investments that offer superior potential for income and capital appreciation.

Portfolio Composition
     Our portfolio will be composed principally of the investments discussed in this section. A more detailed description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our statement of additional information.
     Equity Securities. We intend to invest primarily in equity securities, including common units, common stock, preferred shares, convertible securities, warrants, and depository receipts. Common units generally represent an equity ownership interest in an issuer. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by us. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity securities to which we have exposure. Equity security prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
     Canadian and Other Non-U.S. Securities. We will invest at least 80% of our total assets in Canadian securities and, in addition to our investment in Canadian securities, we may also invest in other non-U.S. securities, all of which may include securities denominated in U.S. dollars, Canadian dollars or in other non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, we are subject to additional risks when we invest in such Canadian and other non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Canadian and other non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since Canadian and other non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
     Debt Securities. The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Fitch Ratings or Standard & Poor’s, a comparable rating by another rating agency or, if unrated, determined by KAFA to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. Securities rated Ba by Moody’s Investors Service, Inc. are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch Ratings are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
     Restricted/Unregistered Securities. We may also invest up to 25% of our total assets in Energy Company securities that are unregistered in their principal trading market or are otherwise restricted securities. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by us, or until they become freely tradable with the passage of time, and (iii) securities of privately held companies. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

     We expect our investments in restricted securities to include investments in private companies. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.
     Master Limited Partnerships. We may invest in equity or debt securities of energy partnerships, including MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for U.S. federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.
     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering are being invested, during periods in which KAFA determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, we may deviate from our investment strategy and invest all or any portion of our assets in cash or cash equivalents or high quality debt securities. KAFA’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our common stock may be adversely affected and we may not pursue or achieve our investment objective.
Investment Practices
     In addition to holding the portfolio investments described above, we may, but are not required to, use the following investment practices.
     Use of Derivatives. We may use derivative investments to hedge against interest rate and market risks. We may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions.
     We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Derivatives Risk” on page [ ] in the prospectus and “Investment Policies” in our statement of additional information for a more complete discussion of these transactions and their risks.
     In addition, we may engage in transactions intended to hedge the currency risk to which we may be exposed because we will be making Canadian dollar denominated investments in Canadian Trusts. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on KAFA’s ability to predict pertinent market movements, which cannot be assured. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies — Currency Hedging Risk” on page [ ].

     We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Short Sales Risk” on page [ ].
     Use of Arbitrage and Other Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio; write (or sell) uncovered call options on the securities of Energy Companies; purchase call options or enter into swap contracts to increase our exposure to Energy Companies; or sell securities short. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We expect to use these strategies on a limited basis. See “Risk Factors — Short Sales Risk” on page [ ] and “Risk Factors — Derivatives Risk” on page [ ].
     Financial Leverage. We generally will seek to enhance our total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to approximately 33 1/3% of our total assets after such use or issuance. See “Use of Financial Leverage” on page [ ].
     Portfolio Turnover. We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

USE OF FINANCIAL LEVERAGE
     We generally will seek to enhance our total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to approximately 33 1/3% of our total assets after such use or issuance. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. The Leverage Instruments would have complete priority upon distribution of assets over common stock. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. We expect to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus. If shares of preferred stock are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more. So long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument after taking our related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. There is no assurance that we will utilize Leverage Instruments or, if Leverage Instruments are utilized, that they will be successful in enhancing the level of our total return. The net asset value of our common stock will be reduced by the fees and issuance costs of any Leverage Instruments. We do not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective. We anticipate that we will invest the majority of the net proceeds of the offering within three months, and may thereafter use Leverage Instruments.
     Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to us), our total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return. Under normal market conditions, we anticipate that we will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to us), which would enhance returns to our common stockholders. The fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to KAFA will be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. The Board of Directors will monitor our use of leverage and this potential conflict.
     The use of leverage creates risks and involves special considerations. To the extent that we use leverage, we expect to utilize hedging techniques such as swaps and caps on a portion of our leverage to mitigate potential interest rate risk. See “Risk Factors — Leverage Risk” on page [ ] and “Risk Factors — Interest Rate Hedging Risk” on page [ ].
     The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, we, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 1/3% of our total assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by us.
     The rights of our lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of our common stockholders, and the terms of any such borrowings may contain provisions which limit certain of our activities, including the payment of dividends to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Since we intend to elect to be treated and to qualify each year as a RIC, such provisions would impair our status as a RIC under the Code. Subject to our ability to liquidate our relatively illiquid portfolio, we intend to repay the borrowings. Any borrowing will likely be ranked senior or equal to all of our other existing and future borrowings.

     Certain types of borrowings may result in us being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.
     Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of our total assets). In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, the value of our total assets is at least 200% of such liquidation value. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our Directors will be elected by the holders of preferred stock as a class. Our remaining Directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.
     We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Kayne Anderson Canadian Energy Income Fund — Portfolio Composition — Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” on page [ ].
Effects of Leverage
     Assuming that the Leverage Instruments will represent approximately 33 1/3% of our total assets and we will pay dividends or interest on such Leverage Instruments at an annual combined average rate of 4.0%, the income generated by our portfolio (net of our estimated related expenses) must exceed 1.33% in order to cover such payments. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.
     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors” on page [ ].
     The table further reflects the issuance of Leverage Instruments representing 33 1/3% of our total assets, net of expenses, and our currently projected annual Leverage Instrument rate of 4.0%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%		(5)%		0%		5%		10%
Common Stock Total Return	([__]	)%	([__]	)%	([__]	)%	[__]	%	[__]	%
     Common stock total return is composed of two elements: common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT
Directors and Officers
     Our business and affairs will be managed under the direction of our Board of Directors, including supervision of the duties performed by KAFA. Our Board currently consists of [      ] Directors: [      ]. A majority of our Board consists of Directors that are not our “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who will serve at the Board’s discretion.
     The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The address for all Directors and officers is 1100 Louisiana St., Suite 4550, Houston, Texas 77002. [      ] of the board of directors currently serve on the boards of directors of KYN and KYE, closed-end management investment companies registered under the 1940 Act that are advised by KACALP (an affiliate of our investment adviser).

Other
	Position(s)			Directorships
	Held with	Term of Office/	Principal Occupations During Past	Held by
Name (Year Born)	Registrant	Time of Service	Five Years	Director/Officer
Independent Directors

[TO COME]

Interested Director and Officers

Kevin S. McCarthy(1) (born 1959)	Director; Chief Executive Officer; President	3-year term as a Director/served since [___]; elected annually as an officer/ served since inception	Mr. McCarthy has served as a Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. Mr. McCarthy is also President and Chief Executive Officer of KYN and KYE.	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Total Return Company, Inc.; Range Resources Corporation; Clearwater Natural Resources, LLC

Terry Hart (born 1970)	Chief Financial Officer and Treasurer	Elected annually/served since inception	Mr. Hart has served as the Chief Financial Officer of KYN and KYE since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	None

David J. Shladovsky (born 1960)	Secretary	Elected annually/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Mr. Shladovsky has served as Secretary and Chief Compliance Officer of KYN since 2004 and of KYE since 2005.	None

J.C. Frey (born 1968)	Vice President,	Elected annually/served	Mr. Frey has served as a Senior Managing Director of KACALP since 2004 and of KAFA	None

Other
	Position(s)			Directorships
	Held with	Term of Office/	Principal Occupations During Past	Held by
Name (Year Born)	Registrant	Time of Service	Five Years	Director/Officer
	Assistant Treasurer, Assistant Secretary	since [___]	since 2006 and as a Managing Director of KACALP since 2001. Mr. Frey has served as a Portfolio Manager of KACALP since 2000 and of KYN since 2004 and of KYE since 2005.

James C. Baker (born 1972)	Vice President	Elected annually/served since [___]	Mr. Baker has been a Managing Director of KACALP since December 2004 and of KAFA since 2006. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002.	None

(1)	Mr. McCarthy is an “interested person” of us by virtue of his employment relationship with Kayne Anderson.
     Under our Charter, our Directors are divided into three classes. Each class of Directors will hold office for a three year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors will hold office until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our statement of additional information.
Investment Adviser
     We will be managed by KAFA, an affiliate of KACALP, a leading investor in both public and private Energy Companies. KAFA, a recently formed entity [registered under the Investment Advisers Act of 1940], is operated by senior professionals of KACALP. Since 1984, KACALP has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process (where estimated total returns and yields are quantified in light of associated risks). Its investment strategies seek to identify and exploit investment niches that it believes are less understood and generally not followed by the broader investor community. As of July 31, 2006, KACALP managed approximately $5.4 billion, including approximately $300 million in the publicly traded securities of Canadian Trusts and $4.1 billion in Other Energy Companies. Through its energy-related private investing activities, KACALP has invested approximately $500 million, and has committed approximately an additional $300 million for investment, in crude oil and natural gas exploration and production businesses in North America. We believe that KACALP’s market knowledge, experience and industry relationships will enable it to identify and capitalize on investment opportunities in Canadian Trusts and other Energy Companies.
     KAFA’s management of our portfolio will be led by two Senior Managing Directors of KACALP, Kevin S. McCarthy and J.C. Frey. Messrs. McCarthy and Frey will also draw on the research and analytical support of David LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Energy Companies. Messrs. Kayne and Sinnott have approximately 70 years of combined investment experience and have been principally responsible for executing Kayne Anderson’s energy industry investments in general, and its private investments in MLPs, in particular. Other professionals contributing to the management of our portfolio include Richard J. Farber, James C. Baker, Michael E. Schimmel, Ian S. Sinnott and Marc A. Minikes.
     Kevin S. McCarthy serves as our President, Chief Executive Officer and co-portfolio manager. Since July 2004, he has served as the Chief Executive Officer and co-portfolio manager of KYN and since May 2005, he has served as the Chief Executive Officer and co-portfolio manager of KYE. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey will serve as our Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager. Mr. Frey has been a Senior Managing Director of KACALP since 2004 and of KAFA since 2006. Since July 2004, he has served as co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN and since May 2005, he has served as co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE. Mr. Frey began investing in Energy Company securities on behalf of Kayne Anderson in 1998 and has served as portfolio manager for several of Kayne Anderson’s Energy Company funds since their inception in 2000. Prior to joining KACALP in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
     Richard A. Kayne is Chief Executive Officer of KACALP and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968
     Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of KACALP. Mr. Sinnott is a member of the board of directors of Plains All American Pipeline, LP. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.
     David L. LaBonte is a Senior Managing Director and Director of Research of KACALP. He is responsible for overseeing Kayne Anderson’s research department, which provides equity research and analytics of energy-related master limited partnerships, oil and gas royalty trusts, companies engaged in coal production and marine transportation, as well as various other publicly traded companies in the energy and power industries. Mr. LaBonte joined Kayne Anderson in April 2005 from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, he was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.
     Richard J. Farber is a Senior Managing Director of KACALP. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the Energy Company area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.
     James C. Baker serves as our Vice President, providing analytical support in the Energy Company area. Mr. Baker is a Managing Director of KACALP and of KAFA and is Vice President of KYN and KYE. Prior to joining KACALP in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.
     Michael E. Schimmel is a research analyst for KACALP. He is responsible for providing research coverage for convertible and high-yield securities. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was an analyst/trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield analyst at Trust Company of the West, where he followed the chemical, paper/packaging, telecommunications tower, waste management and lodging/leisure industries. Mr. Schimmel earned a B.A. in Economics from Pomona College in 1993 and an M.B.A. from the UCLA Anderson School of Management in 2001.
     Ian S. Sinnott is a research analyst for KACALP. He is responsible for providing research coverage for royalty and income trusts and other energy companies. Prior to joining Kayne Anderson in 2005, Mr. Sinnott was an associate with Citigroup Asset Management in the Equity Research group, responsible for the software and services sectors. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the New York Society of Security Analysts. Ian S. Sinnott is a nephew of Robert V. Sinnott.
     Marc A. Minikes is a research analyst for KACALP. He is responsible for providing research coverage of the electric utility, power generation, and marine transportation industries. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a

B.A. in History from the University of Michigan in 1992, an M.A. in Latin American Studies from the University of California at Los Angeles in 1996 and an M.B.A. in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.
     Our statement of additional information provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.
     KAFA’s principal office is located at 1100 Louisiana St., Suite 4550, Houston, Texas 77002. For additional information concerning KAFA, including a description of the services to be provided by KAFA, see “— Investment Management Agreement” below.
Investment Management Agreement
     Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and KAFA, we have agreed to pay KAFA, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.25% of our average monthly total assets. The management fees are payable for each month within five days after the end of that month. During the first and second years of our investment activities (from      , 2006 until         , 2007 and from      , 2007 until      , 2008), KAFA has contractually agreed to waive or reimburse us for fees and expenses in an amount equal on an annual basis to 0.25% and 0.125%, respectively, of our average monthly total assets.
     For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.
     In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by KAFA), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     Because KAFA’s management fee is based upon a percentage of our total assets, KAFA’s fee is likely to be higher if we employ leverage. In this regard, if we use leverage in the amount equal to 33 1/3% of our total assets (after their issuance), the management fee rate payable to KAFA would be [___]% of our net assets attributable to common stock. See “Fees and Expenses” on page [ ].
     A discussion regarding the basis for approval by our Board of Directors of our investment management agreement with KAFA during the period ended November 30, 2006 will be available in our annual report to stockholders for that period.

NET ASSET VALUE
     We will determine our net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and will make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.
     We expect that our portfolio will include securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available in the judgment of Kayne Anderson or the pricing service does not provide a valuation or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process, approved by the Board of Directors, will be used for such securities:
•	Investment Team Valuation. The applicable investments will initially be valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of Kayne Anderson. Such valuations will be submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and will stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee shall meet on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations will stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations will be subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors will review the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors will meet quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors will consider the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
     Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
     For publicly traded securities with a readily available market price, the valuation will be as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ will be valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange will be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

     Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

DIVIDEND REINVESTMENT PLAN
     If your common stock is registered directly with us or if you hold your common stock with a brokerage firm that participates in our Dividend Reinvestment Plan, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Agent, [_______________________], in additional common stock under the Dividend Reinvestment Plan (the “Plan”). If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by [_______________________], as dividend paying agent.
     If you decide to participate in the Plan, the number of shares of common stock you will receive will be determined as follows:
     (1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.
     (2) If our common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for our common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by us. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
     You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as we and the Plan Agent may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15.00 transaction fee and brokerage commissions.
     The Plan Agent maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.
     There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters” on page [ ].
     If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.
     There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. We also reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from [_______________________] at _______________________.

DESCRIPTION OF STOCK
     The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.
Stock
     Our authorized stock consists of                 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. Our common stock is expected to be approved for listing on the NYSE, subject to notice of official issuance, under the symbol “KCF”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
     Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
     All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
     Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy. See “Description of Preferred Stock” in our statement of additional information.
     Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
     Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. See “Description of Preferred Stock” in our statement of additional information.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws
     The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
     Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2007, 2008 and 2009, respectively. Beginning in 2007, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
     Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
     Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
     Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
     Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
     Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

     Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE
Closed-End Structure
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
     Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with this initial offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.
Repurchase of Common Stock and Tender Offers
     In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share- repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase our expenses and reduce our net income.
     There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.
     Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status
     Our Charter provides that any proposal for our conversion from a closed-end investment company to an open-end investment company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80% of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Stock” on page [ ] for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would not be eligible to be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS
     The following discussion of U.S. tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.
     This section and the discussion in our statement of additional information summarize the material consequences to U.S. taxpayers of owning our common stock. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section generally does not describe your state, local or foreign tax consequences. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisers regarding the tax consequences of investing in our common stock.
U.S. Federal Income Taxation
     We intend to elect to be treated as and to qualify each year for special tax treatment afforded a RIC under Subchapter M of the Code. As long as we meet certain requirements that govern our source of income, diversification of assets and distribution of earnings to stockholders, we will not be subject to U.S. federal income tax on income distributed in a timely manner to our stockholders.
Qualification as a RIC
     We intend to qualify for the special tax treatment afforded to RICs under the Code. As long as we qualify, we will not be subject to U.S. federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders each year, but such distributions generally will be taxable to our stockholders. In order to qualify as a RIC for U.S. federal income tax purposes, we must meet three key tests, which are described below. Failure to meet any of the tests when required would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.
     The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for U.S. federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test.
     The Asset Diversification Tests. We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
     The Distribution Requirement. Our deduction for dividends paid to our stockholders for each taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest (the excess of our gross tax- exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions.
     If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits (as determined under U.S. federal income tax principles) to our common stockholders would not be deductible by us in computing our taxable income. In such case, distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (provided that certain holding period and other requirements are met), or (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     Distributions we pay to you from our investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders to the extent that our income consists of dividend income from U.S. corporations, or (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income generally eligible to be taxed at a maximum rate of 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income. The Working Families Tax Relief Act of 2004 clarified that if our qualified dividend income is less than 95% of our gross income, a stockholder may include as qualifying dividend income only that portion of the dividends that may be and is so designated by us as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized for taxable years beginning on or before December 31, 2010. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of our taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.
     The sale or other disposition of our shares will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under present law, short-term capital gain will be taxed at a maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.
     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares. If we pay you a dividend in January that was declared in the previous October, November or December to common stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.
     We are required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The American Jobs Creation Act of 2004 (the “2004 Jobs Act”) amended certain rules relating to RICs. The 2004 Jobs Act modifies the 90% gross income test with respect to income of a RIC to include net income derived from interests in “qualified publicly traded partnerships” and modifies the asset diversification test of a RIC to include a new limitation on the investment by a RIC in such qualified publicly traded partnership interests. Specifically, as amended by the 2004 Jobs Act, the Code provides that not more than 25% of the value of a RIC’s assets can be invested in the securities (other than U.S. Government securities and the securities of other RICs) of any one issuer or the securities (other than securities of other RIC’s) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which we intend to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derives income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource. These provisions generally apply to the taxable years beginning after October 22, 2004.
     The 2004 Jobs Act also provides that certain dividends designated by us as “interest-related dividends” that are received by most of our foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) we earn that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by us as “short term capital gain dividends” that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from our short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2010. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.
     We intend to invest in Canadian Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian Trusts in which we invest are treated as corporations for U.S. federal income tax purposes, our income and gain generated from such investments will generally be qualifying income for purposes of the 90% gross income test, and a unit of such a trust will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian Trust is a PFIC (as defined below), we will be subject to additional rules described above relating to tax consequences of an investment in a PFIC.
     If the Canadian Trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on our qualification as a RIC will depend on whether the Canadian Trust is a qualified publicly traded partnership (as described above) or not. If the Canadian Trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian Trust, however, is not treated as a qualified publicly traded partnership, then the effect on our qualification as a RIC of an investment in such Canadian Trust will depend upon the amount and type of income and assets of the Canadian Trusts allocable to us. We intend to monitor our investments in Canadian Trusts to maintain our continued qualification as a RIC.
     We may invest in U.S. royalty trusts that are expected to derive income and gains from the production of oil and gas. Unlike Canadian income trusts, U.S. royalty trusts are legally precluded from making acquisitions financed by new debt and/or equity. U.S. royalty trusts are generally treated as grantor trusts for U.S. federal income tax purposes, which means that we will be taxed directly for our share of the trust income and will be entitled to our share of the trusts’ deductions and tax credits. We would be deemed to directly own the assets of each U.S. royalty trust, and would need to look at the underlying items of income in the U.S. royalty trust to determine whether that income will have an effect on our qualification as a RIC. We intend to monitor our investments in U.S. royalty trusts to maintain our continued qualification as a RIC.
     Investments by us in certain “passive foreign investment companies” (“PFICs”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.
     Securities issued by certain Energy Companies (such as U.S. income trusts which are grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the 90% gross income test applicable to RICs. To the extent that we hold such securities indirectly through investments in a taxable subsidiary formed by us, those securities may produce “qualified” income in the form of dividends. However, the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes.
     The following discussion of Canadian tax matters is based on the advice of our Canadian tax counsel, Blake, Cassels & Graydon LLP.
Certain Canadian Federal Income Tax Considerations

     The following is a summary of the principal Canadian federal income tax considerations generally applicable to us in respect of our proposed investment in Canadian Trusts. The summary is of a general nature only and is based upon the applicable Canadian tax laws as of the date hereof. There can be no assurance that the tax laws may not be changed or that Canada Revenue Agency (“CRA”) will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Tax Act and the Regulations (the “Tax Proposals”) publicly announced by or on behalf of the Canadian Minister of Finance prior to the date hereof. This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each royalty trust that we will invest in will qualify as a “mutual fund trust” as defined in the Tax Act at all relevant times. If a royalty trust were not to qualify as a mutual fund trust at any particular time, the Canadian federal income tax considerations described below would, in some respects, be materially different.
     Any distribution of the income of a Canadian Trust (excluding any net realized taxable capital gain that the royalty trust has validly designated as a taxable capital gain), that is paid, credited or deemed paid or credited will be subject to Canadian non-resident withholding tax of 15% in accordance with the Canada United States Income Tax Convention (the “Treaty”) whether the distribution is made in cash or additional Units. In general, the payment of Canadian income taxes is expected to flow-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of the Company attributable to Canadian Trusts. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
     A Canadian Trust may designate under the Income Tax Act (Canada) (the “Canadian Tax Act”) the portion of taxable income distributed to non-resident unitholders as net realized taxable capital gains of the royalty trust. This capital gain portion of a distribution to a non-resident unitholder such as us may, in certain circumstances, not be subject to tax under the Canadian Tax Act. However, distributions to a non-resident unitholder, such as us, by a Canadian Trust out of net gains a royalty trust realizes on dispositions of “taxable Canadian property” (as defined in the Canadian Tax Act), which includes real property situated in Canada, are treated as taxable distributions of Canadian source trust income. Accordingly, such distributions will be subject to Canadian non-resident withholding tax at 15% under the Treaty.
     Additionally, distributions made by certain types of Canadian Trusts to us that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains of the Canadian Trust, commonly referred to as “returns of capital”) will be subject to a special tax at the rate of 15%. The types of Canadian Trusts subject to this special tax are those in respect of which the units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian Tax Act. If applicable, this tax must be withheld from such distributions by a Canadian Trust. Some or all of this special tax may be refunded to us if we realize a capital loss on the disposition of units or of other “Canadian property mutual fund investments”, as defined in the Canadian Tax Act.
     The amount distributed to us in a taxation year by a Canadian Trust may exceed the income of the Canadian Trust for tax purposes for that year giving rise to “returns of capital” as described above. Such distributions in excess of the Canadian Trust’s income in a year to us will not be subject to Canadian non-resident withholding tax but will reduce the adjusted cost base of the units we hold. If, as a result, our adjusted cost base of the units in any taxation year would otherwise be a negative amount, we will be deemed to realize a capital gain in such amount for that year, and our adjusted cost base of the units will be zero immediately thereafter. The treatment of any such capital gain deemed to be realized by us is described below. The non-taxable portion of net realized capital gains of a Canadian Trust that is paid or payable to us and the amount of any distribution subject to the proposed special tax on returns of capital described above will not reduce the adjusted cost base of the units we hold.
     We generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of units of a Canadian Trust (whether on redemption, by virtue of our adjusted cost base becoming negative or otherwise) unless the units represent “taxable Canadian property” to us for the purposes of the Canadian Tax Act and we are not entitled to relief under the Treaty. Units of a Canadian Trust held by us generally will not be considered to be “taxable Canadian property” unless (i) at any time during the 60-month period immediately preceding the disposition by us, not less than 25% of the issued units were owned by us and/or persons with whom we do not deal at arm’s length; (ii) at the time of disposition, the Canadian Trust is not a “mutual fund trust” for purposes of the Canadian Tax Act; or (iii) the units are otherwise deemed to be “taxable Canadian property”. Where the units we hold are “taxable Canadian property”, a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.

     Currently, a Canadian Trust that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the “maintained or established test”), unless all or substantially all of its property is property other than “taxable Canadian property” as defined in the Canadian Tax Act. Draft legislation released by the Minister of Finance (Canada) on September 16, 2004 relating to certain measures contained in the March 23, 2004 Canadian federal budget included certain Tax Proposals which would have amended the operation of the “maintained or established test.” In addition, these Tax Proposals contained a proposal which would have ensured that, together with other forms of “taxable Canadian property”, Canadian resource property and timber resource property would also be included in restricting the availability of relief under the “maintained or established test”. On December 6, 2004, the Department of Finance issued a Notice of Ways and Means Motion and draft legislation which did not include either of the proposed changes just described. In announcing the proposals, the Department of Finance indicated that they will review with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual funds. Accordingly, further changes in this area are possible, some of which might be material. However, we have no way of predicting what changes, if any, would be made, and any consequence thereof.
State and Local Taxes
     Our common stock dividends also may be subject to state and local taxes.
     Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.
Tax Risks
     Investing in our common stock involves certain tax risks, which are fully described in the section “Risk Factors — Tax Risks” on page [ ].

UNDERWRITING
     [           ] and [           ] are acting as joint book-running managers of the offering and as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Number of
Underwriter	shares
[ ]
[ ]

Total
     The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.
     The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $  per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $  per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them.
     We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [___] additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over- allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.
     Certain officers of Kayne Anderson, including all of our officers, and certain of our directors, are expected to purchase approximately $[___] million of our common stock at the public offering price in this offering. We, Kayne Anderson and certain officers of Kayne Anderson, including all of our officers, and certain of our directors, who purchase shares of common stock in this offering have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of [           ], dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock. [           ] in its sole discretion may release any of the securities subject to this lock-up agreement at any time without notice. In the event that either (x) during the last 17 days of the 180-day period referred to above, we issue an earnings release or a press release announcing a significant event or (y) prior to the expiration of such 180 days, we announce that we will release earnings or issue a press release announcing a significant event during the 17-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings or the press release.
     Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.
     Our common stock is expected to be approved for listing on the NYSE, subject to notice of official issuance, under the symbol “KCF.” The underwriters have undertaken to sell shares of common stock to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the NYSE distribution requirements for trading.
     The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Us
	No Exercise	Full Exercise
Per share	$	$
Total	$	$
     In connection with the offering, [           ], on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consists of bids for or purchases of shares in the open market while the offering is in progress.
     The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when [           ] repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.
     Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
     [Kayne Anderson (and not us) has agreed to pay from its own resources to [           ] and [           ], a structuring fee for corporate finance advice relating to our structure, design and organization. [           ] and [           ] will receive a structuring fee in an amount equal to      % and      %, respectively, of the total initial price to the public of our common stock offered hereby.]
     The total amount of these additional compensation payments will not exceed [ ]% of the total price to the public of our common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of our common stock, including sales loads and all forms of additional compensation to underwriters, will be limited to [ ]% of the total price to the public of our common stock sold in this offering.
     We estimate that we will incur approximately $[           ] in expenses in connection with this offering.
     The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.
     KA Associates, Inc., an affiliate of ours and Kayne Anderson, may be a member of the selling group for this offering.
     A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.
     We and Kayne Anderson have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.
     The respective addresses of the representatives are:

CUSTODIAN
     [                          ], [                ,        ,              , 00000,] acts as custodian of our securities and other assets.
TRANSFER AGENT AND DIVIDEND-PAYING AGENT
     [                ] (“     ”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to [     ], which is located at                 ,                 ,                  00000. For its services, [     ] receives a fee based on the number of accounts. We will reimburse [     ] for certain out-of-pocket expenses, which may include payments by [     ] to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to [     ] in connection with maintaining stockholder accounts.
ADMINISTRATOR
     [                ] (“Administrator”) has an agreement with us to provide certain administrative services for us. The Administrator is located at      ,      ,                 ,                  00000. The administrative services the Administrator provides include, but are not limited to, preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.
FUND ACCOUNTANT
     [                ] (“[        ]”) acts as our fund accountant. [         ] will assist in the calculation of our net asset value. [        ] will also maintain and keep current the accounts, books, records and other documents relating to our financial and portfolio transactions.
LEGAL OPINIONS
     Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriters by Sidley Austin LLP, New York, New York. Paul, Hastings, Janofsky & Walker LLP and Sidley Austin LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT POLICIES AND TECHNIQUES
MANAGEMENT
INVESTMENT ADVISER
CODES OF ETHICS
PROXY VOTING PROCEDURES
PORTFOLIO TRANSACTIONS AND BROKERAGE
DESCRIPTION OF PREFERRED STOCK
BORROWINGS
REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
VALUATION
PORTFOLIO MANAGER INFORMATION
TAX MATTERS
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
EXPERTS
CUSTODIAN
REGISTRATION STATEMENT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS	F-
APPENDIX A — DESCRIPTION OF RATINGS	A-

Shares
(KAYNE ANDERSON CANADIAN ENERGY INCOME
FUND LOGO)
Common Stock

PROSPECTUS
          , 2006

[          ]

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

2

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED [          ], 2006
KAYNE ANDERSON CANADIAN ENERGY INCOME FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson Canadian Energy Income Fund, Inc. (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company with no operating history.
     This statement of additional information relating to our common stock is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated [___], 2006. This statement of additional information does not include all information that a prospective investor should consider before purchasing our common stock. Investors should obtain and read our prospectus prior to purchasing such common stock. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.
     This statement of additional information is dated [___], 2006.

 i

INVESTMENT OBJECTIVE AND POLICIES
     Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing at least 80% of the aggregate of our net assets and borrowings (our “total assets”) in securities of energy-related Canadian income and other income trusts, which we define as “Canadian Trusts.”
     The Canadian Trusts in which we will invest will principally be Oil and Gas Trusts, Infrastructure Trusts and Alternative Energy Trusts. Oil and Gas Trusts engage in the acquisition, development and production of natural gas and crude oil. Infrastructure Trusts operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal. Alternative Energy Trusts own interests in hydroelectric, co-generation, wind power and biofuels facilities. We may also invest in securities of other companies, based in North America that are generally engaged in the same lines of business as those in which Canadian Trusts engage (“Other Energy Companies”, and together with Canadian Trusts, “Energy Companies”). There can be no assurance that we will achieve our investment objective.
     The income trust structure was developed to facilitate cash distributions to investors on a tax-efficient basis. Under Canadian tax laws, an income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities.
     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.
Investment Restrictions
     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of our outstanding voting securities:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the Prospectus.
     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in Energy Companies (we will concentrate more than 25% of our assets in Energy Companies), and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies, with percentage limitations that apply under normal market conditions:
•	We will invest at least 80% of our total assets in securities of Canadian Trusts.

•	We will invest principally in equity securities such as trust units, common stocks, preferred stocks, convertible securities, warrants and depository receipts traded on one or both of the Canadian and U.S. exchanges.

•	We may invest up to 20% of our total assets in debt securities of Energy Companies, provided that such debt securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency or (b) with respect to up to 5% of our total assets, unrated.

•	We may invest up to 25% of our total assets in Energy Company securities that are unregistered in the public trading market of the country where the Energy Company is located or are otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days for so long as such lock-up period continues, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by us, or until they become freely tradable with the passage of time and, (iii) securities of privately held companies. We will invest not more than 10% of our total assets in securities of privately held companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.
     The percentage limitations applicable to our portfolio described in this prospectus apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. We will invest primarily in companies located in North America, primarily in Canada. We will invest in companies of any market capitalization.
     We intend to be treated as a regulated investment company (“RIC”) for tax purposes. Under the current tax diversification rules applicable to RICs, not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of our investment objective, policies and techniques that are described in the prospectus.
Short-Term Debt Securities
     For purposes of the temporary investment positions that we take (see “Kayne Anderson Canadian Energy Income Fund — Portfolio Composition — Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:
     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.
     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.
Equity Securities
     Below is additional information regarding equity securities in which we intend to invest.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security
     Depository Receipts. We may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.
Master Limited Partnership Interests
     MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
     I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).

Below Investment Grade and Unrated Debt Securities
     The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc. from B- to BB+ by Fitch Ratings or Standard & Poor’s or a comparable rating by another rating agency, or which are determined by KAFA on a reasonable basis to be of comparable credit quality.
     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, your investment in our common stock is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.
     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.
     See Appendix A to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings.
Thinly-Traded Securities
     We may also invest in securities that may not be restricted, but are thinly-traded. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing
     We may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
Our Use of Derivatives, Options and Hedging Transactions
     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.
     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.
     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.
     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.
     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.
     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We may write “covered” call options or, to a limited extent, “uncovered” call options. A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. An uncovered call option is a call option with respect to which we do not own the underlying security. When an uncovered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if exercised. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise further, thereby exacerbating the loss.
     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.
     All put options and most of the call options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.
     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.
     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. If we are unable to effect a closing purchase transaction with respect to uncovered options we have written, we retain the risk of a price increase in the underlying securities until we purchase the securities or the options expire unexercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.
     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.
     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.
     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.
     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.
     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.
     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.
     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Legislation and Regulatory Risk
     At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.
When-Issued and Delayed Delivery Transactions
     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.
Repurchase Agreements
     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities
     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and elect our officers. The members of our Board of Directors are as follows: [            ]. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. All of our Independent Directors, [           ] are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1100 Louisiana St., Suite 4550, Houston, Texas 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. [            ] are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). [            ] serve on the Audit Committee. Because we are newly organized, none of the committees have met during our last fiscal year.
     Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $ annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $      per Board meeting; $       per Audit Committee meeting; and $       for other committee meetings. Committee meeting fees are not paid unless the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board. The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

Estimated Total
	Estimated Aggregate	Compensation From Us and
Director	Compensation From Us	Fund Complex(1)

     None of our Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. We have no employees. Our officers are compensated by the Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2007, 2008 and 2009, respectively. Beginning in 2007, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.
     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2005:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Our Equity	Investment Companies Overseen by
Director	Securities Owned by Director	Director in Fund Complex

     Prior to this offering, Kayne Anderson or its affiliates owned both beneficially and of record all of our common stock. Certain officers of Kayne Anderson, including all of our officers, are expected to purchase approximately $[___] million of our common stock in connection with this offering.
     Except as described in the table below, as of the date of this Statement of Additional Information, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, the Adviser. The information in the table is as of December 31, 2005.

Name of Owners and
Relationships to
Director	Director	Company	Title of Class	Value of Securities	Percent of Class

     As of the date of this Statement of Additional Information, our Independent Directors and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters.
INVESTMENT ADVISER
     KA Fund Advisors LLC (“KAFA”), 1100 Louisiana St., Suite 4550, Houston, Texas 77002, our investment adviser, is an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP”), a leading investor in both public and private Energy Companies. KAFA, a recently formed entity [registered under the Investment Advisers Act of 1940], is operated by senior professionals of KACALP. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.
     KAFA will act as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect for us from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement will provide that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we will pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

     In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with KAFA), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     A discussion regarding the basis for approval by our Board of Directors of our investment management agreement with KAFA during the period ended November 30, 2006 will be available in our annual report to stockholders for that period.
CODES OF ETHICS
     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.
     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863 or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to the Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of the Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Adviser’s Proxy Voting Committee for a final decision. If the Advisor determines that such conflict prevents the Advisor from determining how to vote on the proxy proposal in the best interests of the Company, the Advisor shall either (1) vote in accordance with a predetermined specific policy to the extent that the Advisor’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of the Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.
     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30, 2007 will be made available on or around August 30, 2007, (i) without charge, upon request, by calling (877) 657-3863 (toll-free); and (ii) on the SEC’s website at http://www.sec.gov.
     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how the Adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.
     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
DESCRIPTION OF PREFERRED STOCK
     Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued.
     Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
     We may elect to issue preferred stock as part of our leverage strategy. The Board of Directors also reserves the right to issue preferred stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding shares of preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We cannot assure you, however, that any preferred stock will be issued. Although the terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law, the Charter and any Articles Supplementary creating the preferred stock, it is likely that the preferred stock will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. We also believe that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up by us, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by us.
     Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Description of Stock — Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws” in our prospectus. As a result of these voting rights, our ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this registration statement and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of our common stock as a single class.
     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.
     Redemption, Purchase and Sale of Preferred Stock by us. The terms of any preferred stock issued are expected to provide that (1) they are redeemable by us in whole or in part at the original purchase price per share plus accrued dividends per share, (2) we may tender for or purchase preferred stock and (3) we may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by us will reduce the leverage applicable to our common stock, while any resale of shares by us will increase that leverage.
     The discussion above describes the possible offering of preferred stock by us. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter and Bylaws. The Board of Directors, without the approval of the holders of our common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.
BORROWINGS
     The Maryland General Corporation Law authorizes us, without prior approval of our stockholders, to borrow money. In this connection, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Borrowings”) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.
     Limitations on Borrowings. Under the requirements of the 1940 Act, we, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by us. Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, we may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by us. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of our lenders to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities, including the payment of dividends to common stockholders in certain circumstances.
     Voting Rights. The 1940 Act does (in certain circumstances) grant to our preferred stockholders certain voting rights in the event the asset coverage falls below specified levels. In the event that we elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, and such provisions would impair our status as a regulated investment company, we, subject to our ability to liquidate our portfolio, intend to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings by us.
     The discussion above describes our Board’s present intention with respect to an offering of Borrowings. If authorized by the Board, the terms of any Borrowings may be the same as, or different from, the terms described above.
REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND
     We are a closed-end investment company and as such our common stockholders will not have the right to cause us to redeem their stock. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value (“NAV”), call protection, price, dividend stability, relative demand for and supply of such stock in the market, general market and economic conditions and other factors. Because stock of a closed-end investment company may frequently trade at prices lower than NAV, our Directors, in consultation with the Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such stock in the open market or in private transactions, the making of a tender offer for such stock, or our conversion to an open-end investment company. There can be no assurance, however, that our Directors will decide to take any of these actions, or that stock repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, our Directors may, subject to their duties under applicable law and compliance with applicable state and federal laws, authorize the commencement of a stock-repurchase program or tender offer. The size and timing of any such stock repurchase program or tender offer will be determined by our Directors in light of the market discount of the common stock, trading volume of the common stock, information presented to our Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. Before deciding whether to take any action if our common stock trades below NAV, our Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of our portfolio, the impact of any action that might be taken on us or our stockholders and market considerations. Based on these considerations, even if our common stock should trade at a discount, our Directors may determine that, in our best interests, no action should be taken.
     Subject to our investment limitations, we may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance stock repurchase transactions or our accumulation of cash in anticipation of stock repurchases or tenders will increase our expenses and reduce our net income. Any stock repurchase, tender offer or borrowing that might be approved by our Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from NAV will be made by our Directors at the time they consider such issue, it is our Directors’ present policy, which may be changed by them, not to authorize repurchases of common stock or a tender offer for such stock if (1) such transactions, if consummated, would (a) result in the delisting of the common stock from the NYSE, or (b) impair our status as a registered closed-end investment company under the 1940 Act; (2) we would not be able to liquidate portfolio securities in an orderly manner and consistent with our investment objective and policies in order to repurchase stock; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting us, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which we invest, (d) material limitation affecting us or the issuers of our portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on us or our common stockholders if our common stock were repurchased. Our Directors may in the future modify these conditions in light of experience with respect to our portfolio.

     Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing Directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See our prospectus under “Our Structure; Common Stock Repurchases and Changes in our Structure” for a discussion of voting requirements applicable to our conversion to an open-end company. If we converted to an open-end company, our common stock would no longer be listed on the NYSE. Any preferred stock or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Stockholders of an open-end investment company may require the company to redeem their stock on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Directors may at any time propose our conversion to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.
     Our repurchase of our common stock at prices below NAV would result in an increase in the NAV of the stock that remains outstanding. However, there can be no assurance that stock repurchases or tenders at or below NAV will result in our stock trading at a price equal to its NAV. Nevertheless, the fact that our common stock may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.
     In addition, our purchase of our common stock will decrease our total assets which would likely have the effect of increasing our expense ratio.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.
     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
VALUATION
     Our net asset value will be calculated as set forth in “Net Asset Value” in our prospectus. In addition, in fair valuing our investments, consideration will be given to several factors, which may include, among others, the following:
•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on our investment adviser’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

•	any decline in value over time due to the nature of the assets; for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of [            ], 2006. We, Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We will pay KAFA a management fee based on our total assets.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of [            ], 2006. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
Portfolio Manager	(excluding the Company)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Kevin McCarthy
J.C. Frey

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company) and with respect to which the advisory fee is based on account performance. KACALP receives a management fee from KYN which is adjusted based on KYN’s performance in comparison to an index. KACALP also receives a management fee from KYE. The advisory fees for the other accounts are not adjusted in comparison to a benchmark. Information is shown as of [ ], 2006. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
Portfolio Manager	(excluding the Company)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Kevin McCarthy
J.C. Frey

     Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, including KYN and KYE, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. McCarthy and Frey did not own any of our equity prior to this offering; however, through their limited partnership interests in the Adviser, which owned all of our outstanding securities (with a value of approximately $100,000) prior to this offering, Messrs. McCarthy and Frey could be deemed to indirectly own a portion of our securities.
TAX MATTERS
     The following discussion of U.S. federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.
Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of our common stock. It does not address all federal income tax consequences that may apply to an investment in our common stock or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of shares of stock. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our common stock, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold common stock as capital assets within the meaning of Section 1221 of the Code.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
     The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
Taxation of the Company
     We intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, we must, among other things, (i) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies (the “Gross Income Test”); and (ii) diversify our holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.
     The American Jobs Creation Act of 2004 (the “2004 Jobs Act”) amended certain rules relating to RICs. The 2004 Jobs Act modifies the 90% gross income test with respect to income of a RIC to include net income derived from interests in “qualified publicly traded partnerships” and modifies the RIC to include a new limitation on the investment by a RIC in qualified publicly traded partnership interests. Specifically, the 2004 Jobs Act provides that not more than 25% of the value of a RIC’s assets can be invested in those securities described in the last sentence of the previous paragraph under (b) or the securities of one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which we intend to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource.
     As a RIC, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders, if we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). We intend to distribute at least annually substantially all of such income.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Company level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gain in excess of our capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use our fiscal year), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
     If we were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, we would be taxed in the same manner as an ordinary corporation and distributions to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (for taxable years beginning on or before December 31, 2008) and (ii) for the dividends received deduction in the case of corporate stockholders.
Taxation of our Investments
     Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.
     We intend to invest in Canadian Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian Trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian Trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.
     If the Canadian Trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian Trust is a qualified publicly traded partnership (as described above) or not. If the Canadian Trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described below relating to investments in MLPs. If the Canadian Trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian Trust will depend upon the amount and type of income and assets of the Canadian Trust allocable to us. We intend to monitor our investments in Canadian Trusts to prevent our disqualification as a RIC.
     We intend to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code as enacted by the 2004 Jobs Act and discussed above). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the Gross Income Test. If the MLPs in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the Gross Income Test and, therefore, could adversely affect our status as a RIC.
     The MLPs in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from an MLP may not correspond to the amount of income allocated to us by the MLP in any given taxable year. If the amount of income allocated by an MLP to us exceeds the amount of cash received by us from such

MLP, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
     Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. However, if we invest more than 50% of our total assets in non-U.S. securities as of year- end, we may elect to have our foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by our stockholders instead of on our own tax return. If we so elect, each stockholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by us. If we make this election, we will furnish our stockholders with a written notice after the close of the taxable year.
     Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”
     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Taxation of Stockholders
     Distributions paid by us from our investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividends received from U.S. corporations and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income. The recently enacted Working Families Tax Relief Act of 2004 clarifies that if our qualified dividend income is less than 95 percent of our gross income, our stockholders may only include as qualifying dividend income that portion of the dividends that may be and are so designated by us as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.
     Distributions of net capital gain designated as capital gain dividends, if any, are taxable to stockholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held our shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of individuals generally is 15% (5% for individuals in lower brackets) for such gain realized before in taxable years beginning on or before December 31, 2008. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.
     We may retain for reinvestment all or part of our net capital gain. If any such gain is retained, we will be subject to a tax of 35% on such amount. In that event, we expect to designate the retained amount as undistributed capital gain in a notice to our stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by us against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of our stock by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

     Stockholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, stockholders with capital loss are urged to consult their tax advisors.
     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
     Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
     Any loss realized by a stockholder on the sale of our shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.
     Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in our shares.
     A stockholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in common shares.
     In addition to the amendments relating to RICs as described above under the heading “Taxation of the Company,” the 2004 Jobs Act modifies certain rules relating to investments by foreign investors in a RIC. In particular, the 2004 Jobs Act provides that certain dividends designated by us as “interest-related dividends” that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in our stock will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by us that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by us as “short-term capital gain dividends” that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from our short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.
     We may be required to backup withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time stockholders sell their stock, it may be worth more or less than their original investment.
EXPERTS
     Our financial statement dated [           ], 2006, appearing in this statement of additional information has been audited by [           ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [           ] provides auditing services to us. The principal business address of [           ] is [           ].
CUSTODIAN
     [                          ] acts as custodian of our securities and other assets.
REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our common stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and the common stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[to be provided]

FINANCIAL STATEMENT
[to be provided]

APPENDIX A
DESCRIPTION OF RATINGS
Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and Fitch Ratings.
Moody’s Investors Service, Inc.
     Corporate and Municipal Bond Ratings
     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics
     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
     B: Obligations rated B are considered speculative and are subject to high credit risk.
     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans
     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:
     MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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     VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Description of Moody’s Short Term Ratings
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s
     Issue Credit Rating Definitions
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

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Corporate and Municipal Bond Ratings
     Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Speculative Grade
     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent

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to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
     Commercial Paper Rating Definitions
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-4-

Fitch Ratings
Long-Term Credit Ratings
     Investment Grade
     “AAA” — Highest credit quality. `AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.
     “AA” — Very high credit quality. `AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — High credit quality. `A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Good credit quality. `BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     Speculative Grade
     “BB” — Speculative. `BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Highly speculative. `B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC’ rating indicates that default of some kind appears probable. `C’ ratings signal imminent default.
     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD’ indicates potential recoveries in the range of 50%-90%, and `D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD’ and `D’ are generally undergoing a formal reorganization or liquidation process; those rated `DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D’ have a poor prospect for repaying all obligations.
Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-5-

     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Default. Denotes actual or imminent payment default.
     Notes to Long-term and Short-term ratings:
     “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.
     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.
     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-6-

KAYNE ANDERSON CANADIAN ENERGY INCOME FUND, INC.

PART C — Other Information
Item 25. Financial Statements and Exhibits
     (1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.
     (2) Exhibits
          (a) Charter — Articles of Incorporation — filed herewith.
          (b) Bylaws of Registrant — filed herewith.
          (c) Voting Trust Agreement — none.
          (d) (1) Articles of Amendment and Restatement *
                    (2) Amended and Restated Bylaws of Registrant*
          (e) Form of Dividend Reinvestment Plan*
          (f) Long-Term Debt Instruments — none.
          (g) Form of Investment Management Agreement between Registrant and KA Fund Advisors LLC*
          (h) (1) Form of Underwriting Agreement*
                    (2) Form of Master Agreement Among Underwriters*
                    (3) Form of Master Selected Dealer Agreement*
          (i) Bonus, Profit Sharing, Pension Plans — not applicable.
          (j) Form of Custody Agreement*
          (k) Other Material Contracts
                    (1) Form of Administrative Services Agreement*
                    (2) Form of Transfer Agency Agreement*
                    (2) Form of Accounting Services Agreement*
          (l) Form of Opinion and Consent of Venable LLP*
          (m) Non-Resident Officers/Directors — none.
          (n) Other Opinions and Consents — Consent of consent of independent registered public accounting firm*

          (o) Omitted Financial Statements — none.
          (p) Subscription Agreement — none.
          (q) Model Retirement Plans — none.
          (r) Code of Ethics
                    (1) Code of Ethics of Registrant*
                    (2) Code of Ethics of KA Fund Advisors LLC *

*	To be filed by amendment.
Item 26. Marketing Arrangements — to be filed by amendment.
Item 27. Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees		*
National Association of Securities Dealers, Inc. Fees		*
Printing and Engraving Expenses		*
Postage		*
Legal Fees		*
Listing Fees		*
Marketing Expenses		*
Accounting Expenses		*
Transfer Agent Fees		*
Miscellaneous Expenses		*

Total	$	*

*	To be filed by amendment.
Item 28. Persons Controlled by or Under Common Control with Registrant — none.
Item 29. Number of Holders of Securities as of [           ], 2006

Title of Class	Number of Record Holders
Common Stock, $0.001 par value per share	0
Item 30. Indemnification.
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser.
KA Fund Advisors LLC (“KAFA” or the “Adviser”) will serve as the Registrant’s investment adviser. Certain of the senior professionals of the Adviser also serve as officers and/or directors for Kayne Anderson Capital Advisors, L.P., Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc..
Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-46991) incorporated herein by reference, set forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32. Location of Accounts and Records.
The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.
Item 33. Management Services — not applicable.
Item 34. Undertakings.
(1) Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Company declines more than 10 percent from the net asset value of the Company as of the effective date of the registration statement, or (2) the net asset value of the Company increases to an amount greater than its net proceeds as stated in the prospectus.
(2) Not Applicable.
(3) Not Applicable.
(4) (a) — (c) Not Applicable
     (d) For the purpose of determining liability of the Registrant under the 1933 Act to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
     (e) For the purpose of determining liability of the undersigned Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(5) Registrant undertakes that:
          (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 1st day of September, 2006.

KAYNE ANDERSON CANADIAN ENERGY INCOME FUND, INC.

By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ David J. Shladovsky David J. Shladovsky	Director	September 1, 2006

/s/ Kevin S. McCarthy Kevin S. McCarthy	President (principal executive officer)	September 1, 2006

/s/ Terry A. Hart Terry A. Hart	Treasurer (principal financial and accounting officer)	September 1, 2006

INDEX TO EXHIBITS

Exhibit	Exhibit Name

2(a)	Articles of Incorporation of the Registrant

2(b)	Bylaws of the Registrant

2(c)	Amendment to Articles of Incorporation of the Registrant